Exhibit 31.1

                        POLARIS AIRCRAFT INCOME FUND II,
                        A California Limited Partnership

                             Quarterly Certification

As required by Rules 13a-14 and 15d-14 under the Securities Exchange Act of 1934

I, William R Carpenter, certify that:

1. I have reviewed this quarterly report on Form 10-Q of Polaris Aircraft Income Fund II (A California Limited Partnership);

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14(e) and 15d-14(e)) for the registrant and we have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

c) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: August 12, 2003
      ---------------

By:  Polaris Investment Management Corporation
     General Partner

/s/ William R. Carpenter
------------------------
William R. Carpenter
President

                                  Exhibit 31.2

                        POLARIS AIRCRAFT INCOME FUND II,
                        A California Limited Partnership

                             Quarterly Certification

As required by Rules 13a-14 and 15d-14 under the Securities Exchange Act of 1934

I, Stephen E. Yost, certify that:

1. I have reviewed this quarterly report on Form 10-Q of Polaris Aircraft Income Fund II (A California Limited Partnership);

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14(e) and 15d-14(e)) for the registrant and we have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

c) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: August 12, 2003
      ---------------

By:   Polaris Investment Management Corporation
      General Partner

/s/ Stephen E. Yost
-------------------
Steven E. Yost
Chief Financial Officer

                                  Exhibit 32.1


                        POLARIS AIRCRAFT INCOME FUND II,
                        A California Limited Partnership


                            Certification Pursuant to

                             18 U.S.C. Section 1350,

                             As Adopted Pursuant to

                  Section 906 of the Sarbanes-Oxley Act of 2002



Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Polaris Investment Management Corporation (the General Partner), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 of Polaris Aircraft Income Fund II (A California Limited Partnership) (the Partnership) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

A signed original of this written statement required by Section 906 or other document authenticating, acknowledging, or otherwise adopting the signatures that appear in typed form within the electronic version of this written statement required by Section 906, has been provided to the Partnership and will be retained by the Partnership and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: August 12, 2003
       ---------------

/s/ William R Carpenter
-----------------------
Name: William R. Carpenter
Title:   President


Dated: August 12, 2003
       ---------------

/s/ Stephen E. Yost
-------------------
Name: Stephen E Yost
Title:   Chief Financial Officer